UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 13, 2004


                   INN OF THE MOUNTAIN GODS RESORT AND CASINO
               (Exact Name of Registrant as Specified in Charter)


         Not Applicable             333-113140                85-0098966
 (State or Other Jurisdiction      (Commission               (IRS Employer
        of Incorporation)          File Number)            Identification No.)


                             287 Carrizo Canyon Road
                           Mescalero, New Mexico 88340
                    (Address of Principal Executive Offices)


                                 (505) 464-6595
                         (Registrant's Telephone Number)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION.

     On December 13, 2004, Inn of the Mountain Gods Resort and Casino announced by press release its financial results for the second quarter ended October 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit and the information set forth therein shall be deemed "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits. The following exhibit is furnished with this Form 8-K: 99.1 Press Release of Inn of the Mountain Gods Resort and Casino, dated December 13, 2004.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 13, 2004                  Inn of the Mountain Gods Resort and Casino



                                   /s/ Richard W. Williams
                                   ---------------------------------------------
                                   By: Richard W. Williams
                                   Its: Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBITS

99.1 Press release dated December 13, 2004.